7 Annual Shareholder Meeting May 17, 2006 th

$125 $195 $249 $310 $382 $394 $- $100 $200 $300 $400 $500 2001 2002 2003 2004 2005 Mar-06 Assets in millions 32.2% ACGR $300 $400 $500 $- $100 $200

$84
$119
$182
$245
$294
$301
$-
$100
$200
$300
$400
2001 2002 2003 2004 2005 Mar-06
Loans
in millions
36.8%% ACGR
$84
$119
$182
$245
$294
$301
$-
$100
$200
$300
$400
2001 2002 2003 2004 2005 Mar-06
Loans
in millions
36.8%% ACGR
$84
$119
$182
$245
$294
$301
$-
$100
$200
$300
$400
2001 2002 2003 2004 2005 Mar-06
Loans
in millions
36.8%% ACGR
$84
$119
$182
$245
$294
$301
$-
$100
$200
$300
$400
2001 2002 2003 2004 2005 Mar-06
Loans
in millions
36.8%% ACGR
$84
$119
$182
$245
$294
$301
$-
$100
$200
$300
$400
2001 2002 2003 2004 2005 Mar-06
Loans
in millions
36.8%% ACGR
$84
$119
$182
$245
$294
$301
$-
$100
$200
$300
$400
2001 2002 2003 2004 2005 Mar-06
Loans
in millions
36.8%% ACGR
$84
$119
$182
$245
$294
$301
$-
$100
$200
$300
$400
2001 2002 2003 2004 2005 Mar-06
Loans
in millions
36.8%% ACGR
$84
$119
$182
$245
$294
$301
$-
$100
$200
$300
$400
2001 2002 2003 2004 2005 Mar-06
Loans
in millions
36.8%% ACGR

$104 $166 $209 $269 $337 $348 $- $100 $200 $300 $400 2001 2002 2003 2004 2005 Mar-06 Deposits in millions 34.2% ACGR

$36
$60
$57
$74
$87
$96
$-
$20
$40
$60
$80
$100
$120
$140
2001 2002 2003 2004 2005 Mar-06
Non-Interest Bearing Deposits
in millions
24.8% ACGR
$36
$60
$57
$74
$87
$96
$-
$20
$40
$60
$80
$100
$120
$140
2001 2002 2003 2004 2005 Mar-06
Non-Interest Bearing Deposits
in millions
24.8% ACGR

$260 $950 979 $1,376 $2,438 $691 $- $500 $1,000 $1,500 $2,000 $2,500 2001 2002 2003 2004 2005 Mar-06 Net Income in thousands 75.0% ACGR

1.67% 5.84% 5.63% 7.50% 12.18% 12.84% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2001 2002 2003 2004 2005 Mar-06 Return on Average Equity 66.5% ACGR

Overall North Carolina Bank Market (104 Banks and Savings Banks)
North Carolina deposit market share                           - #37
th
Peer Analysis of the East Central Region < $1.0 billion
(20 peers)
Non –Interest Bearing Deposits                2
nd
Total Assets                                                6
th
ROAE                                                         3
rd
Cost of funds                                              4
th
Overall combined ranking                        7
th
Source:  Hovde North Carolina Bank Peer Comparison Analysis
North Carolina compound annual deposit growth rate #20
th
-

Market Share Analysis
FDIC MSA Raleigh and Cary     9
th
with 2.38% of the market
Zip Code 27609                            1
st
with 28.05% of the market
Zip Code 27629                            3
rd
with 14.92% of the market
Zip Code 27607           5
th
with 5.97% of the market
Source:  Data per FDIC June 2005 Summary of Deposits

Company Name
% Rank % Rank % Rank % Rank % Rank
Square 1 Bank
78.85 1 79.01 1 12.93 17 0.00 1 8.05 2
North State Bancorp 27.08 2 16.11 12 52.22 1 17.34 3 14.32 6
Lumbee Guaranty Bank 24.25 3 39.19 3 15.58 13 34.34 8 10.89 4
Progressive State Bank 22.60 4 41.01 2 14.79 16 34.24 7 9.96 3
Heritage Bancshares, Inc. 18.93 5 38.25 4 15.30 14 39.90 11 6.55 1
Four Oaks Fincorp, Inc.
18.51 6 27.03 7 17.32 10 21.66 5 33.99 15
Paragon Commercial Corporation 17.76 7 20.97 10 17.29 11 0.88 2 60.87 17
Crescent Financial Corporation 16.94 8 29.39 5 16.23 12 19.21 4 35.17 16
M&F Bancorp, Inc.
16.13 9 28.88 6 32.89 2 25.14 6 13.08 5
New Century Bankcorp, Inc. 14.23 10 22.11 9 8.77 19 43.87 14 25.25 12
Capital Bank Corporation 11.56 11 22.14 8 22.96 6 36.55 9 18.34 10
KS Bancorp, Inc.
7.72 12 13.85 16 11.00 18 49.40 17 25.75 13
Mutual Community Savings Bank, Inc., SSB 7.23 13 14.13 14 20.91 9 42.37 13 22.59 11
Roanoke Rapids Savings Bank, SSB 6.15 14 19.99 11 24.04 5 38.80 10 17.17 8
First Federal Bank
3.78 15 15.23 13 15.00 15 NA NA NA NA
Roxboro Savings Bank, SSB 3.37 16 14.07 15 26.84 4 41.33 12 17.76 9
Wake Forest FS&LA (MHC)
2.55 17 5.57 18 28.27 3 NA NA NA NA
Roanoke Valley Savings Bank, SSB 0.27 18 0.27 20 22.95 7 47.38 15 29.40 14
New Republic Savings Bank, FSB 0.17 19 2.53 19 8.53 20 NA NA NA NA
Tarboro Savings Bank, SSB
0.00 20 12.00 17 22.51 8 48.65 16 16.85 7
Median - Above 12.89 20.48 17.30 36.55 17.76
Source – Hovde
North Carolina Community Bank Peer Comparison Analysis
Jumbo CDs
Noninterest Bearning
Deposits
Transaction/ NOW
Accts MMDA & Savings Retail CDs
North Carolina Community Bank Peer Comparison Analysis
Community Banks & Thrifts Headquartered in the East Central Region with Assets under $1 Billion
Data as of September 30, 2005, sorted by noninterest bearing deposits
Deposit Composition - As a Percentage of Total Deposits

Property Management Co / HOAs
Deposit Year End Totals 2001 to 2005 and Month-End April 2006
$21,376,681
$32,638,009
$43,510,286
$15,426,917
$65,180,949
$56,958,273
$-
$10,000,000
$20,000,000
$30,000,000
$40,000,000
$50,000,000
$60,000,000
$70,000,000
$80,000,000
2001 2002 2003 2004 2005 2006

SUMMER 2006

NORTH STATE BANK

Experience relationship banking.

506 physicians

273 churches

246 attorneys

114 dentists

95 accountants

26 property mgmt. firms

A perfect market for North State Bank.

OPENING A LOAN PRODUCTION OFFICE IN WILMINGTON, NC.

Market Executive—Phil Whittington, SVP

1990 1995 2000 2005
Commercial Banks 12,343 9,940 8,315 7,527
New Charters
165 102 192 166
% of Newly Chartered Banks to
Total Banks
1.34% 1.03% 2.3% 2.2%
Source - http://www.fdic.gov/bank/statistical/stats/2005dec/fdic.html